                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- JULY 16, 2007*

RiverSource Variable Portfolio Funds For RiverSource Variable Portfolio-Small
Cap Value Fund (May 1, 2007)                                        S-6466-99 AA

For RiverSource Variable Portfolio-Small Cap Value Fund -- The "Principal Investment Strategies" section has been revised as follows:

Under normal market conditions, at least 80% of the Fund's net assets are invested in small cap companies. Small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index. At June 30, 2007, the range of the Russell 2000 Value Index was between $15 million and $4.7 billion. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Donald Smith & Co., Inc. (Donald Smith), Franklin Portfolio Associates LLC (Franklin Portfolio Associates), Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), River Road Asset Management, LLC (River Road) and Denver Investment Advisors LLC (Denver Investment Advisors) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small companies that it believes are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000 Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index.

DONALD SMITH

Donald Smith employs a strict bottom-up approach that seeks to invest in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research.

Donald Smith will sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin Portfolio Associates' investment process is predicated on the belief that it can consistently differentiate between undervalued and overvalued securities. As a result, Franklin Portfolio Associates emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. Franklin Portfolio Associates uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock's attractiveness. As with any investment process, there is no assurance of success.

In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Franklin Portfolio Associates applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, Franklin Portfolio Associates will rank a universe of over 3,500 stocks from most attractive down to least attractive and group them into deciles. Decile #1 are stocks Franklin Portfolio Associates believes are the most undervalued in the marketplace and most likely to appreciate at a higher rate.

Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

--------------------------------------------------------------------------------
S-6466-94 A (7/07)
Valid until next update
* Destroy April 29, 2008

BARROW, HANLEY

Barrow, Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks. This process is directed toward the discovery of companies in which the value of the underlying business is significantly greater than the market price. This difference in the valuation is referred to as a "value gap." The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.

Barrow, Hanley screens the universe of roughly 1,600 companies that possess characteristics desired by Barrow, Hanley. The result is a "Prospect List" of approximately 150 companies on which the Barrow, Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow, Hanley's qualitative analysis. The assumptions and forecasts developed by Barrow, Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process -- the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow, Hanley will construct its portion of the Fund's portfolio from the bottom up, one security at a time. Portfolio holdings will average approximately 35 stocks with an average weighting of 3% to 5%.

RIVER ROAD

River Road selects stocks one at a time based solely on that stock's individual, fundamental merits. River Road's security analysis is conducted in-house and focuses on identifying the most attractive companies that best meet River Road's five critical stock characteristics. The first characteristic is that a security be priced at a discount to the assessment of the firm's Absolute Value. The second characteristic is an attractive business model. River Road seeks to invest in companies with sustainable, predictable, and understandable business models. The third characteristic is shareholder-oriented management. River Road seeks capable, honest management teams with proven experience and a willingness to assume a material stake in their business. Thus, River Road looks for management ownership, stock buybacks, accretive transactions, and dividend raises/initiations. The fourth characteristic is financial strength. River Road seeks companies with attractive cash flow, reasonable debt, and/or undervalued assets on the balance sheet, such as real estate, patents or license. The fifth characteristic River Road looks for is companies with limited Wall Street research coverage, as these stocks often have considerable discovery value and tend to exhibit lower volatility.

There are three general circumstances in which River Road will sell a security:

- Position size exceeds risk management guidelines (a holding will be sold when it achieves price target or becomes too large in the portfolio);

- Declining fundamentals (a stock will be sold if its fundamentals turn negative, and/or gives reason to believe it will not achieve River Road's expectations within an acceptable level of risk); and

- Unacceptable losses accumulate.

DENVER INVESTMENT ADVISORS

Denver Investment Advisors' investment strategy is based on three factors: 1) positive free cash flow and an attractive valuation relative to free cash flow;
2) effective use by management of free cash flow; and 3) a dividend-paying emphasis. Free cash flow is the cash available for the company to create value for shareholders after all cash expenses, taxes and maintenance capital investments are made. The style employs a quantitative model to identify opportunities in the investment universe; however, the process emphasizes independent fundamental research and modeling to analyze securities.

The initial universe consists of dividend-paying public companies within the market capitalization range of the Russell 2000 Value Index. Denver Investment Advisors screens this universe with a proprietary, sector-based multi-factor model that incorporates seven factors per sector. The screen aims to identify stocks that are not only inexpensive, but also have fundamentals (revenues, margins, and asset turnover) that are showing early signs of improvement. The most attractively ranked stocks are candidates for fundamental analysis.

Denver Investment Advisors uses independent fundamental research to identify companies where it believes the early fundamental improvement in free cash flow is sustainable and not yet recognized by the market. The proprietary fundamental model uses three separate approaches to establish intrinsic value: 1) discounted free cash flow analysis; 2) returns-based peer analysis; and 3) cash flow returns and reinvestment opportunities. The greatest weight is placed on the free cash flow valuation. Denver Investment Advisors seeks a 25-30% discount to intrinsic value. In general, stocks with more potential upside are given higher weight.

--------------------------------------------------------------------------------
                                    -- 2 --

There are four reasons in which Denver Investments Advisors will sell a stock:

- Estimate of intrinsic value is reached;

- Changes in fundamentals violate original investment thesis;

- More attractive investment ideas are developed; and

- Stock appreciates out of our market-cap parameters.

For RiverSource Variable Portfolio-Small Cap Value Fund, the information under the "Management" section regarding the Subadvisers for the Fund has been revised as follows:

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each Subadviser and may change these proportions at any time.

The Subadvisers manage a portion of the Fund's assets based upon their experience in managing funds with investment goals and strategies substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with RiverSource Investments' determination of the allocation that is in the best interests of the Fund's shareholders.

DONALD SMITH

Donald Smith, which has served as Subadviser to the Fund since March 2004, is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows portfolio managers to conduct focused, detailed fundamental analysis of companies they invest in. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Donald Smith are:

- Donald G. Smith, Chief Investment Officer. Mr. Smith has been with Donald Smith since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Mr. Smith accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Mr. Smith received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

- Richard L. Greenberg, CFA, is Senior Portfolio Manager and Director of Research. Mr. Greenberg has been with Donald Smith since 1981. Mr. Greenberg began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Mr. Greenberg graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin Portfolio Associates, which has served as Subadviser to the Fund since March 2004, is located at One Boston Place, 34th Floor, Boston, Massachusetts. Franklin Portfolio Associates, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Franklin Portfolio Associates are:

- John S. Cone, CFA, Chief Executive Officer, President and Portfolio Manager. Mr. Cone received a BA in economics from Rice University and a MS from Krannert Graduate School of Management at Purdue University where he was honored as a Krannert Associates Fellow. Mr. Cone has an extensive background in computer modeling and quantitative methods. He is a member of the Boston Security Analyst Society, Chicago Quantitative Alliance, and the Q Group. Additionally, he is on the Advisory Board of the Center for Computational Finance and Economic Systems at Rice University.

- Michael F. Dunn, CFA. Mr. Dunn received a BS in mathematics and linguistics from Yale University. Prior to joining Franklin Portfolio Associates, he was responsible for quantitative research and development at Wellington Management Company and previously managed domestic index and derivative portfolios internally for the IBM Retirement Fund.

--------------------------------------------------------------------------------
                                    -- 3 --

- Oliver E. Buckley, Chief Investment Officer. Mr. Buckley received a BS degree in mathematical sciences and an MS in engineering-economic systems both from Stanford University. He received an MBA from the University of California at Berkeley. Prior to joining Franklin Portfolio Associates, Oliver was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent five years at BARRA as the manager of Equity Consulting Services.

- Kristin J. Crawford. Ms. Crawford received a BA in computer science and mathematics from Smith College and an Executive MBA from Suffolk University. Before joining Franklin Portfolio Associates, Kristin was Project Leader for equity development at Standish, Ayer & Wood, and was previously a software developer at The Boston Company Asset Management.

- Langton (Tony) C. Garvin, CFA, Senior Vice President and Portfolio Manager. Mr. Garvin holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. He joined Franklin Portfolio Associates in 2004. Prior to joining Franklin Portfolio Associates, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.

- Patrick M. Slattery, CFA, Vice President/Portfolio Manager. Mr. Slattery received his BA in biology, BS in economics, and MSE in computer science from the University of Pennsylvania. Prior to joining Franklin Portfolio Associates, he was a Senior Vice President at Independence Investment LLC where he was a portfolio manager and quantitative researcher. At Independence he gained extensive experience in the design, development, and maintenance of the technical infrastructure and software applications used to support quantitative research and portfolio management. Mr. Slattery also has software development and application expertise from his time with Edgewater Technology, Inc. and Bachman Information Systems, Inc. He is currently a member of the Boston Security Analysts Society.

BARROW, HANLEY

Barrow, Hanley, which has served as Subadviser to the Fund since March 2004, is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas. Barrow, Hanley, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Barrow, Hanley is an independent-operated subsidiary of Old Mutual Asset Management (US) group of companies. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Barrow, Hanley are:

- James S. McClure, CFA and Portfolio Manager. Mr. McClure joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 35 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

- John P. Harloe, CFA and Portfolio Manager. Mr. Harloe joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 31 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.

RIVER ROAD

River Road, which has served as Subadviser to the Fund since April 2006, is located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky. River Road, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to River Road are:

- James C. Shircliff, CFA, Chief Executive Officer, Chief Investment Officer. Mr. Shircliff serves as lead portfolio manager for River Road's Small Cap Value and Equity Income Portfolios. Prior to co-founding River Road, Mr. Shircliff served as EVP, Portfolio Manager and Director of Research for SMC Capital, Inc. Mr. Shircliff has more than 34 years of investment management experience. He started his career in 1973 as a research analyst for First Kentucky Trust, where he later served as Director of Research. In 1983, he joined Oppenheimer Management Company as a special situations analyst and, later, Portfolio Manager for Oppenheimer's Target Fund. In 1986, Mr. Shircliff joined Southeastern Asset Management (Longleaf Funds) as Partner, Portfolio Manager and Director of Research. In 1997, he joined SMC Capital, Inc. where he launched River Road's Small Cap Value and Dynamic Equity Income Portfolios. Mr. Shircliff received his BS in finance from the University of Louisville.

--------------------------------------------------------------------------------
                                    -- 4 --

- R. Andrew Beck, President, Senior Portfolio Manager. Mr. Beck serves as President of River Road, where he is responsible for managing the firm's day-to-day operations. Mr. Beck serves as portfolio co-manager for River Road's Small Cap Value Portfolio. Prior to co-founding River Road, Mr. Beck served as senior research analyst and later, SVP and Portfolio Manager for SMC Capital, Inc. Prior to joining SMC Capital, Inc., he held senior-level positions in the manufacturing and media industries. Mr. Beck received his BS in finance from the University of Louisville and his MBA from the F.W. Olin School at Babson College.

- Henry W. Sanders, CFA, Senior Portfolio Manager. Mr. Sanders serves as Senior Portfolio Manager for River Road. In this role, Mr. Sanders is responsible for Co-Managing the firm's Small Cap Value and Equity Income portfolios. Mr. Sanders has 18 years of investment management experience. Prior to co-founding River Road Asset Management, Mr. Sanders served as Senior Vice President and Portfolio Manager for Commonwealth SMC. Mr. Sanders has also formerly served as President of Bridges Capital Management, Vice President of PRIMCO Capital Management, and adjunct Professor Finance and Economics at Bellarmine University. Mr. Sanders earned the Chartered Financial Analyst designation
  (CFA) in 1992. He received his B.A. in Business Administration from Bellarmine University and MBA from Boston College.

DENVER INVESTMENTS ADVISORS

Denver Investments Advisors, which has served as Subadviser to the Fund since July 2007, is located at 1225 17th Street, 26th Floor, Denver, CO. Denver Investments Advisors, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The research analysts on the Small-Cap Value team listed below are responsible for the day-to-day management of the portion of the Fund allocated to Denver Investments Advisors. These individuals are further supported by dedicated research analysts who all may recommend purchase and sell decisions for the Fund. Every new investment is presented to the Small-Cap Value team, which reviews investment ideas to determine whether that potential investment is attractive and compatible with the Fund's investment objective. The Small-Cap Value Team typically seeks to reach consensus on all investment decisions.

     - Kris Herrick, CFA, Partner, Director of Value Research. Mr. Herrick joined Denver Investment Advisors' Value Strategies team in 2000. He has nine years of investment experience. Prior to joining Denver Investment Advisors LLC, Mr. Herrick worked as an analyst with Jurika and Voyles. He earned both a B.A. and a B.S. from the University of Northern Colorado. Mr. Herrick holds the Chartered Financial Analyst designation and is a member of the CFA Society of Colorado.

     - Troy Dayton, CFA, Partner, Research Analyst. Mr. Dayton joined Denver Investment Advisors as a Research Analyst with the Value Strategies team in 2002. He has 11 years of investment experience. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles, as well as an Analyst at Dresdner RCM Global Investors. He also worked as a Trading Support Officer for Citibank's Global Asset Management Department in London, England. Mr. Dayton earned his B.S. degree from Colorado State University. Mr. Dayton holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.

     - Mark Adelmann, CFA, C.P.A., Partner, Research Analyst. Mr. Adelmann joined the Value Strategies team in 1995. He has 25 years of professional experience. Prior to joining Denver Investment Advisors, Mr. Adelmann worked with Deloitte & Touche for 14 years in auditing and financial reporting. He received his B.S. from Oral Roberts University and is a Certified Public Accountant. Mr. Adelmann is a Chartered Financial Analyst charterholder and a member of the CFA Institute and the CFA Society of Colorado.

     - Derek Anguilm, CFA, Partner, Research Analyst. Mr. Anguilm joined Denver Investment Advisors in 2000. He has eight years of investment experience. Prior to joining Denver Investment Advisors, he was a research assistant at EVEREN Securities. Mr. Anguilm earned a B.S. in Finance at Metropolitan State College of Denver. Mr. Anguilm holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

--------------------------------------------------------------------------------
                                    -- 5 --

                                                  (RIVERSOURCE INVESTMENTS LOGO)

        STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- JULY 16, 2007*

RiverSource Variable Portfolio Funds For RiverSource Variable Portfolio-Small
Cap Value Fund (May 1, 2007)                                       S-6466-20 AD*

For RiverSource Variable Portfolio-Small Cap Value Fund -- The information under Table 15 has been revised to add information regarding Denver Investment Advisors LLC.

TABLE 15. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES

---------------------------------------------------------------------------------------------------------------------------------
                                                                         PARENT
                                                                        COMPANY,
           FUND                          SUBADVISER NAME                 IF ANY                      FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending December 31
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value
---------------------------------------------------------------------------------------------------------------------------------
                                Barrow, Hanley, Mewhinney &                A          1.00% on the first $10 million, reducing to
                                Strauss (BHMS)(a)                                              0.30% as assets increase
                                (effective March 12, 2004)
---------------------------------------------------------------------------------------------------------------------------------
                                Donald Smith & Co., Inc. (Donald           NA          0.65% on the first $175 million, reducing
                                Smith)(a)                                                     to 0.55% as assets increase
                                (effective March 12, 2004)
---------------------------------------------------------------------------------------------------------------------------------
                                Franklin Portfolio Associates LLC          B           0.60% on the first $100 million, reducing
                                (Franklin Portfolio Associates)(a)                            to 0.55% as assets increase
                                (effective March 12, 2004)
---------------------------------------------------------------------------------------------------------------------------------
                                River Road Asset Management (River         NA                     0.50% on all assets
                                Road) (effective April 24, 2006)
---------------------------------------------------------------------------------------------------------------------------------
                                Denver Investments Advisors LLC            NA                     0.55% on all assets
                                (Denver Investments Advisors)
                                (effective July 16, 2007)
---------------------------------------------------------------------------------------------------------------------------------

(a) This fee is calculated based on the combined net assets subject to the subadviser's investment management.

A -- BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

B -- Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

--------------------------------------------------------------------------------
S-6466-95 A (7/07)
Valid until next update
*Destroy April 29, 2008

For RiverSource Variable Portfolio-Small Cap Value Fund -- The information under Table 16 has been revised to add information regarding Denver Investment Advisors LLC.

TABLE 16. SUBADVISORY FEES

-----------------------------------------------------------------------------------------------------------
                                                                                     SUBADVISORY FEES PAID
                                                                                     ----------------------
          FUND*                                 SUBADVISER                            2006*         2006**
-----------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DEC. 31
-----------------------------------------------------------------------------------------------------------
 Small Cap Value           BHMS                                                       207,209       516,451
                           --------------------------------------------------------------------------------
                           Donald Smith                                               240,426       583,515
                           --------------------------------------------------------------------------------
                           Franklin Portfolio Associates                              242,849       603,425
                           --------------------------------------------------------------------------------
                           River Road                                                 336,477       363,808(b)
                           --------------------------------------------------------------------------------
                           Denver Investment Advisors(e)                                  N/A           N/A
                           --------------------------------------------------------------------------------
                           Former subadviser: Third Avenue Management LLC (from
                           inception to March 15, 2004)                                   N/A           N/A
                           --------------------------------------------------------------------------------
                           Former subadviser: Goldman Sachs Asset Management,
                           L.P. (Aug. 8, 2003 to April 24, 2006)                          N/A       399,675(d)
                           --------------------------------------------------------------------------------
                           Former subadviser: Royce & Associates, LLC (from
                           inception to April 24, 2006)                                   N/A       422,134(d)
-----------------------------------------------------------------------------------------------------------

-------------------------  ----------------------
                           SUBADVISORY FEES PAID
                           ----------------------
          FUND*              2005          2004
-------------------------  ----------------------
 FOR FUNDS WITH FISCAL PE
----------------------------------------------------------
 Small Cap Value            297,471        58,516(a)
                           ---------------------------------------------------------------
                            337,518        66,278(a)
                           -----------------------------------------------------------------------------------------------
                            350,034        62,780(a)
                           --------------------------------------------------------------------------------   ----------------------
                                N/A           N/A
                           --------------------------------------------------------------------------------   ----------------------
                                N/A           N/A
                           --------------------------------------------------------------------------------   ----------------------
                                N/A       116,248(c)
                           --------------------------------------------------------------------------------   ----------------------
                            334,797       318,678
                           --------------------------------------------------------------------------------   ----------------------
                            518,048       470,848
-----------------------------------------------------------------------------------------------------------

(*) The fund changed fiscal year ends in 2006 from Aug. 31 to Dec. 31. The information shown is for the partial reporting period from Sept. 1, 2006 through Dec. 31, 2006.
(**) The information shown is prior to the change in fiscal year ends, for the fiscal period Sept. 1, 2005 through Aug. 31, 2006.
(a)  For fiscal period from March 12, 2004 to Aug. 31, 2004.
(b)  For fiscal period from April 24, 2006 to Aug. 31, 2006.
(c)  For fiscal period from Sept. 1, 2003 to March 15, 2004.
(d)  For fiscal period from Sept. 1, 2005 to April 24, 2006.
(e) The Subadviser began managing the fund in July 2007, after its fiscal year end; therefore, no reporting information is shown.

--------------------------------------------------------------------------------
                                    -- 2 --

For RiverSource Variable Portfolio-Small Cap Value Fund -- The information under Table 17 has been revised to add information regarding Denver Investment Advisors LLC.
TABLE 17. PORTFOLIO MANAGERS

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
    FUND*       PORTFOLIO MANAGER   OF ACCOUNT**       NET ASSETS         ACCOUNTS(A)     SHARES(B)  OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING DEC. 31
------------------------------------------------------------------------------------------------------------------------------
 Small Cap      BHMS: James S.     3 RICs           $648.40 million                       None          (1)          (6)
 Value          McClure            1 PIV            $5.10 million
                ----------------   16 other         $747.20 million
                BHMS: John P.      accounts
                Harloe
                --------------------------------------------------------------------------------------------------------------
                Donald Smith:      2 RICs           $1.35 billion                         None          (2)          (7)
                Donald G. Smith    1 PIV            $184.0 billion
                ----------------   32 other         $2.49 billion
                Donald Smith:      accounts
                Richard L.
                Greenberg
                --------------------------------------------------------------------------------------------------------------
                Franklin           18 RICs          $15.8 billion      2 RICs ($10.0 B);  None          (3)          (8)
                Portfolio          5 PIVs           $757.9 million     17 other accounts
                Associates: John   94 other         $17.6 billion      ($5.2 B)
                S. Cone            accounts
                ----------------
                Franklin
                Portfolio
                Associates:
                Michael F. Dunn
                ----------------
                Franklin
                Portfolio
                Associates:
                Oliver E. Buckley
                ----------------
                Franklin
                Portfolio
                Associates:
                Kristin J.
                Crawford
                ----------------
                Franklin
                Portfolio
                Associates:
                Langton Garvin
                --------------------------------------------------------------------------------------------------------------
                River Road: James  2 RICs           $296.35 million                       None          (4)          (9)
                C. Shircliff       6 PIVs           $1.20 billion
                ----------------   35 other         $1.10 billion
                River Road: Henry  accounts
                W. Sanders
                -----------------------------------------------------
                River Road: R.     1 RIC            $276.0 million
                Andrew Beck        2 PIVs           $23.79 million
                                   33 other         $584.1 million
                                   accounts
                --------------------------------------------------------------------------------------------------------------
                Denver Investment  6 RICs           $433.8 million     1 RIC ($24.12 M);  None          (5)          (10)
                Advisors: Kris     1 PIV            $5.89 million      I PIV ($5.89 M)
                Herrick(c)         161 other        $223.67 million
                ----------------   accounts
                Denver Investment
                Advisors: Troy
                Dayton(c)
                ----------------
                Denver Investment
                Advisors: Mark
                Adelmann(c)
                ----------------
                Denver Investment
                Advisors: Derek
                Anguilm(c)
------------------------------------------------------------------------------------------------------------------------------

(*) The fund changed fiscal year ends in 2006 from Aug. 31 to Dec. 31. The information shown is as of Dec. 31, 2006.
(**) RIC refers to a Registered Investment Company; PIV refers to a Pooled
     Investment Vehicle.
(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b) All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.
(c) The portfolio manager began managing the fund after its last fiscal year end; therefore reporting information is as of Dec. 31, 2006.

POTENTIAL CONFLICTS OF INTEREST

(1) BHMS's portfolio managers manage one or more mutual funds as well as other types of accounts, such as separate accounts for institutions and individuals. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations.

BHMS has a fiduciary responsibility to all of the clients for which it manages accounts. BHMS seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. BHMS has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. All clients are managed identically whether BHMS receives an asset based fee, a performance based fee or a combination of the two. All client accounts are treated equally as all purchases and sales of securities are aggregated.

(2) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

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                                    -- 3 --

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(3) Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(4) Portfolio managers at River Road Asset Management (RRAM) may manage one or more mutual funds as well as other types of accounts, including separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RRAM monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics.

RRAM has a fiduciary responsibility to all of the clients for which it manages accounts. RRAM seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RRAM has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(5) Denver Investment Advisors has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Denver Investment Advisors believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been reasonably designed.

STRUCTURE OF COMPENSATION

(6) In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semiannually.

Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance

--------------------------------------------------------------------------------
                                    -- 4 --

(7) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(8) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee. FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

(9) River Road's portfolio managers currently receive a base salary and bonus potential equivalent to 100% of base salary. Bonus award is based upon both assets under management and investment performance. Investment performance represents 70% of the portfolio manager's total bonus allocation and is based upon the manager's risk-adjusted three- and five-year rolling performance, versus peer group and benchmark indices, for the respective portfolios within the manager's purview. In the absence of at least a three-year performance record, a shorter period may be used. Additionally, each portfolio manager owns a significant equity interest in the firm and, as such, participates in overall firm profits.

(10) Denver Investment Advisors is a limited liability company with "members" or "partners" as the owners of the firm.

As a portfolio manager and partner of Denver Investment Advisors, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. New business marketing incentives are generally paid to marketing personnel, but at times portfolio managers who help open new institutional accounts with an ongoing service role may also receive an incentive based on expected revenue. Additionally, the management committee of Denver Investment Advisors may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool, while generally not directly tied to performance, include the following factors: performance, growth, and/or retention of assets, profitability, and intangibles. There is a composite of similarly managed accounts for each investment style at Denver Investment Advisors, and the Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 years when available) results of the composites combined with the specific partner's "buy list" for that investment style where applicable, rather than specific Fund results.

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                                    -- 5 --